SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

                     of the Securities Exchange Act of 1934

Filed  by  the  Registrant [X]
Filed  by  a  party  other  than  the  Registrant [ ]

Check  the  appropriate  box:

[ ]  Preliminary  proxy  statement            [ ]  Confidential, For  use of the
[ ]  Definitive  proxy  statement                  Commission only (as permitted
[X]  Definitive  additional  materials             by  Rule  14a-6(e)(2))
[ ]  Soliciting  material  pursuant  to
       Rule  14a-11(c)  or  Rule  14a-12

                            TTTTickets Holding Corp.

                (Name of Registrant as Specified in Its Charter)

                            TTTTickets Holding Corp.

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

(2)     Aggregate  number  of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (1):
--------------------------------------------------------------------------------

(4)     Proposed  maximum  aggregate  value  of  transaction:
--------------------------------------------------------------------------------

(5)     Total  fee  paid:
--------------------------------------------------------------------------------

[ ]  Fee  paid  previously  with  preliminary  materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount  previously  paid:

--------------------------------------------------------------------------------

(2)     Form,  Schedule  or  Registration  Statement  No.:

--------------------------------------------------------------------------------

(3)     Filing  Party:

--------------------------------------------------------------------------------

(4)     Date  Filed:

--------------------------------------------------------------------------------

     (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                            TTTTICKETS HOLDING CORP.
                                 7 TFUZOT ISRAEL
                             GIVATAIM, ISRAEL 53583

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD NOVEMBER 29, 2002

TO  OUR  STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of TTTTickets Holding Corp., a Delaware corporation (the "Company"), will be held at 7 Tfuzot Israel, Givataim, Israel 53583, on November 29, 2002 at 10:00 A.M. Israel time, to consider the following proposals:

1. the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 40,000,000 shares to 500,000,000 shares;

2. the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Shelron Group Inc.; and

3. the transaction of such other business as may properly come before the meeting.

     Stockholders of record on the books of the Company at the close of business on November 15, 2002 will be entitled to vote at the meeting or any adjournment thereof. The financial statements of the Company for the year 2001 are contained herein.

     All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                     By  Order  of  the  Sole  Director


Dated:  Givataim,  Israel            Eliron  Yaron
        November 19,  2002           President

                            TTTTICKETS HOLDING CORP.
                                 7 TFUZOT ISRAEL
                             GIVATAIM, ISRAEL 53583

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                               NOVEMBER 29, 2002

     This Proxy Statement is furnished in connection with the solicitation by the sole director of TTTTickets Holding Corp. (the "Company") of proxies in the enclosed form for the Special Meeting of Stockholders to be held at 7 Tfuzot Israel, Givataim, Israel 53583, on November 29, 2002 at 10:00 A.M. Israel time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Special Meeting of Stockholders.

     A proxy may be revoked by a stockholder at any time before its exercise by filing with Eliron Yaron, the President of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Special Meeting of Stockholders and electing to vote in person. Attendance at the Special Meeting of Stockholders will not, in and of itself, constitute revocation of a proxy.

At  the  Special Meeting, the Stockholders will vote on the following proposals:

          1. the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 40,000,000 shares to 500,000,000 shares;

          2. the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to Shelron Group Inc.; and

          3. the transaction of such other business as may properly come before the meeting.

     The Company knows of no other matters to be presented at the Special Meeting. If any additional matters should be properly presented, proxies shall be voted in accordance with the judgment of the proxy holders.

     Each stockholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such stockholder are voted at the Special Meeting. Any stockholder may revoke a proxy at any time before it is voted by: (i) delivering written notice to the President of the Company, at the address of the Company set forth above, stating that the proxy is revoked, (ii) executing a subsequent proxy and delivering it to the President of the Company, or (iii) attending the Special Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

     The Company will bear the cost of soliciting proxies. The sole director, officer and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such director, officer and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

     The principal executive offices of the Company are located at 7 Tfuzot Israel, Givataim, Israel 53583. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's stockholders is November 19, 2002.

                               SUMMARY TERM SHEET

     - Stockholders are being asked to vote on a proposal to amend the Company's certificate of incorporation to increase the number of shares the Company is authorized to issue.

     - On November 9, 2001, B-Park Communications, Inc. ("B-Park") acquired 9,000,000 shares of common stock of the Company.

     - Also on November 9, 2001, the Company exchanged with the stockholders of B-Park 9,000,000 shares of common stock of the Company in return for 100% of the capital stock of B-Park and B-Park merged into its wholly-owned subsidiary.

     - In connection with the merger, B-Park paid $350,000 to Halter Financial Group, Inc. in consideration for its assistance with the merger.

     - The Company issued 8% Series SPA Senior Subordinated Convertible Redeemable Debentures to pay the fee to Halter Financial Group, Inc.

     - For a more detained description of the transactions with B-Park, see Proposal No. 1 herein.

     - For a more detailed description of such debentures see "Voting Securities" herein.

                                VOTING SECURITIES

     Only holders of shares of Common Stock and the holders of shares of series A preferred stock, par value $0.001 per share (the "Series A Preferred Stock"), of record at the close of business on November 15, 2002 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. On the record date there were 40,000,000 shares of Common Stock issued and outstanding and 1,000,000 shares of Series A Preferred Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote upon all matters to be acted upon at the Special Meeting and the holders of Series A Preferred Stock are entitled to an aggregate of 43,333,333 votes, representing 52% of the total shares entitled to vote by all holders of the then outstanding shares of Common Stock and the holders of all the then outstanding shares of Series A Preferred Stock combined. The holders of the Series A Preferred Stock are entitled to vote along with the holders of Common Stock as one class on all matters for which the stockholders of the Company shall vote.

     As of June 30, 2002 the Company had outstanding $447,340 principal amount of 8% Series A Senior Subordinated Convertible Redeemable Debentures (collectively, the "Debenture"). The Debenture was issued to fund the Company's ongoing working capital requirements.

     The Debenture bears interest at 8% per annum, matures on October 24, 2003, and is convertible into shares of Common Stock at the following price (the "Conversion Price"): 70% of the lowest closing bid price of the Common Stock as reported on the OTC Electronic Bulletin Board or any exchange on which the Company's shares are traded. The Conversion Price may be adjusted in certain circumstances, such as if the Company subdivides outstanding shares of Common Stock into a larger number of shares, combines outstanding shares of Common
Stock into a smaller number of shares, or takes such other actions as would otherwise result in dilution of position of a holder of the Debenture. At any time after 90 days, the Company has the option to (i) pay to the holder of a Debenture 130% of the principal amount of the Debenture, in full, to the extent that such holder has not converted the Debenture, or (ii) pay upon maturity if the Debenture is not converted.


     Upon a sale of substantially all of the Company's assets or the merger of a Company in which the Company is not the surviving entity, the Company will, at the option of the holder of a Debenture: (i) upon the request of any holder of a Debenture, redeem any Debenture registered in the name of such holder in cash for 130% of the principal amount, plus accrued but unpaid interest through the date of redemption, or (ii) convert the unpaid principal amount of the Debenture (together with the amount of accrued but unpaid interest) into shares of Common Stock of the surviving entity at the Conversion Price. Proceeds of the Debenture are to be used for working capital purposes.

     While the Debenture remains outstanding, the Company may not split or reverse split its Common Stock or issue Common Stock in its efforts of raising capital (except pursuant to an exemption from registration under the Securities Act of 1933, as amended) without the consent of the holders of the Debenture. An event of default occurs under the Debenture if, among other things, the Company defaults in payment of principal or interest, breaches any covenant, representation, or warranty, or becomes insolvent. The Company is not required to furnish periodic evidence as to the absence of default or as to compliance with the terms of the Debenture.

                                VOTING PROCEDURES

     The approval of the proposals to amend the certificate of incorporation of the Company to increase the number of authorized shares of Common Stock and to change the name of the Company to Shelron Group Inc. require the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, the holders of a majority of the votes are present in person or represented by proxy at the Special Meeting. Votes will be counted and certified by one or more Inspectors of Election. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Broker non-votes with respect to any matter are not considered as shares entitled to vote and will, therefore, have no legal effect on the vote on that particular matter. However, because an affirmative vote of a majority of the outstanding shares of the Company's Common Stock and Series A Preferred Stock is required to approve the amendments to the certificate of incorporation of the Company (proposals 1 and 2), broker non-votes and abstentions will have the same effect as a vote "against" the amendments to the Certificate of Incorporation of the Company (proposals 1 and 2). The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth, as of November 15, 2002, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Common Stock, by each director of the Company who owns shares of Common Stock or Series A Preferred Stock, and by all officers and directors as a group. This table includes the shares of Series A Preferred Stock, which have the right in the aggregate to cast 52% of the total votes which may be cast by the holders of all the outstanding (i) shares of Common Stock and (ii) Series A Preferred Stock.




                                  Number of shares of   Number of shares
Name and Address of Beneficial       Common Stock        of Series A       Percentage of
          Owner                        Owned(1)         Preferred Owned    Voting Rights
------------------------------    -------------------  -----------------  ---------------
Hull Services, Inc.(2)
7 Tfuzot Israel
Givataim, Israel 53583                 7,925,000          1,000,000           61.5%

RIM Capital Holdings, LLC
10725 West 85th Place
Arvada, Colorado 80005               142,515,905(3)           0                (4)

RCG LLC
10725 West 85th Place
Arvada, Colorado 80005               142,515,905(3)           0                (4)

RIM CG, LLC
10725 West 85th Place
Arvada, Colorado 8005                142,515,905(3)           0                (4)

                                        5

All officers and directors as a
group (1 person)                       7,925,000          1,000,000        61.5%


(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment ower is held by the persons named.

(2) Eliron Yaron, the Company's President and sole director, is deemed the beneficial owner of 7,925,000 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock as the sole stockholder of Hull Services, Inc.

(3) Includes 142,015,238 shares of Common Stock issuable upon the conversion of $149,116 principal amount of Debentures for each entity which are currently convertible. See "Voting Securities." Miriam Slomovics has all voting and investment control over the securities held by RCG LLC, RIM Capital Holdings, LLC and RIM CG, LLC.

(4) Unless Proposal No. 1 of this proxy statement is approved, the Debentures will not be fully convertible. If Proposal No. 1 is approved, the Debentures would have an aggregate of 44% of the total voting rights, based on the closing price per share of the Company's Common Stock on September 6, 2002. If Proposal No. 1 is not approved, the Debentures would not be convertible into any further shares of Common Stock, and thus would aggregate 1.8% of the total voting rights.

               SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA

     The selected financial data as of December 31, 2001 and for the period from August 21, 2001 (date of inception) to December 31, 2001 has been derived from consolidated financial statements that have been audited by Goldstein Golub Kessler LLP, independent accountants. The selected financial data as of June 30, 2002, for the six-month period ended June 30, 2002 and for the period from August 21, 2001 (date of inception) to June 30, 2002 has been derived from our unaudited financial statements. In our opinion, the unaudited financial information includes all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation of that information. The information set forth below is not necessarily indicative of the results of future operations and should be read in conjunction with our consolidated financial statements and the related notes and in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 12.



STATEMENT  OF  OPERATIONS  DATA:

                                          For the period from        For the six months     For the period from
                                         August 21, 2001 (date      ended June 30, 2002       Ausgust 21, 2001
                                         Of inception) through                               (date of inception)
                                           December 31, 2001                                through June 30, 2002



Revenues                                                   $-                    $4,288                    $4,288
Operating expenses:
   Consulting fees                                   (351,000)                 (183,060)                 (534,060)
   Salaries                                           (63,500)                  (14,860)                  (78,360)
   Professional fees                                  (47,000)                  (59,923)                 (106,923)
   Other                                              (21,465)                   (4,310)                  (25,775)
   Rent                                                (4,000)                   (6,000)                  (10,000)
   Amortization of deferred finance costs              (1,400)                   (3,725)                   (5,125)
   Depreciation                                             -                      (456)                     (456)
   Interest expense                                  (266,576)                  (94,552)                 (361,128)

   Total expenses                                    (754,941)                 (366,886)               (1,121,827)

Net loss                                            $(754,941)                $(362,598)              $(1,117,539)

Net loss per common share - basic and diluted          $(0.07)                   $(0.02)                   $(0.06)

Weighted average number of shares                  10,212,444                23,067,556                17,651,342
outstanding

Balance sheet data:


                                               December 31, 2001       June 30, 2002

Working capital deficiency                             $(318,821)          $(437,469)
Total assets                                              18,112              20,470
Total stockholders deficiency                           (305,221)           (422,573)


                             BUSINESS OF THE COMPANY

     The Company's primary focus is to develop products integrating independent business applications to unify a variety of enterprise information and services. The Company hopes that its intended products will modernize internal operations to allow organizations to reduce information technology costs, increase productivity and improve customer responsiveness through an efficient business process management approach. The Company's flagship product, ShelBase EAI
("EAI"), comprises pre-built modules that include connectivity to legacy and packaged applications, process integration, semantic information tools, and business objects.

Our  EAI  Products

     We are developing EAI products that are intended to be marketed to medium and large sized enterprises that require unified internal and external information systems. Our EAI products are designed to "repair" the fragmented components and operations existing within the infrastructure of companies growing faster than their back-office operations.

Overview  Of  Enterprise  Application  Integration

     Enterprise Application Integration ("EAI") is the process that makes independently designed applications systems of enterprises work together on a common platform. In the past, companies used custom software, which they developed and maintained for a specific function. With the advent of new technologies and packaged software solutions, companies now find themselves with multiple generations of incompatible operating systems, databases and application software that cannot easily be shared with newer client relational systems. We believe that this places stress on the end user who may need to toggle between various different systems to complete a single action, resulting in compromised security and inefficient or redundant actions.

     Companies can solve this problem either by completely replacing an old system with a new one or by employing the technologies and services offered by EAI developers. We believe that because of the cost-effectiveness of utilizing EAI solutions and the current global economic slowdown combined with globalization (mergers, acquisitions, strategic partnerships, e-commerce) may cause many companies to utilize EAI solutions.

     We believe that companies tend to prefer to use packaged software where possible and conserve financial resources for mission critical or company specific applications. We believe that software must be inter-operable at the business process level and give customers the ability to mix and match applications for ERP, financial planning, accounting and customer order management. Any business that aspires to grow needs to establish an infrastructure that seamlessly links heterogeneous business applications into one unified system. Processes and data must be sharable throughout the company and beyond to partners, clients and associates.

Shelron  Solution  -  Knowledge  And  Services  Integration

     Our approach to EAI is to first identify a company's applications, such as financial, Client Relations Management, processes and data (databases, transactions, emails, xml documents etc.) which need to be integrated. The EAI solutions range from customized solutions tailored by a team of our software engineers or by a package of products, customized for the company.

     Our EAI products are intended to maximize performance and availability of operations, and unite and extend business processes to combine fast, cost-effective integration of all system components with a client interface. Running on any platform or through any device, ShelBase EAI is intended to understand a range of queries from a variety of users.

Methodologies

     We plan on using a team of engineers to study the software applications of the client before defining what is important for the solution by mapping the existing applications and the operations being performed. We also provide training services for in-house programmers and "power users" on how to customize future functions. Very little programming knowledge is involved to use our products. A graphics control panel, complete with user-friendly wizards, create connectors to packaged applications.

Shelbase  Ontology

     ShelBase EAI metadata is used for mapping the different data entities into a unified ontology. A typical scenario is where an enterprise has dozens of distributed applications on different platforms and lacks a unified information management solution enabling users to retrieve, query and manage various information sources without having to deal with origins. Our EAI products enable trained programmers and power users to upgrade and integrate to their own systems. It empowers the users so that even the most complex procedures can be centralized to perform as a complete customized, integrated solution.

Recent  Development

     In the first quarter of 2002, we recently provided our services as a subcontractor to one of the five largest top United States banks. The solution is an eSecurities application that has modernized the bank's legacy system. The mission was to develop a web application that facilitates secure, scalable and easy access to securities information for the bank's 4,000 brokers. Shelron's solution became an integral part of the bank's initiative to centralize its document and output management. Brokers nationwide are now able to take full advantage of the system's flexible search capabilities and data retrieval mechanism with great response time, while the bank is equipped with access to brokers' securities information without compromise on security.

Distribution  of  Products

Marketing  Strategy

     ShelBase has the ability to approach small/medium size users using direct channels, large enterprises will need to be approached through strategic partners such as system integrators or value added resellers ("VARs"). These distributors generally already have a relationship with large enterprises and ShelBase will be included as part of an overall suite of solutions.

  - ShelBase Enterprise - will be distributed through VARs and system integrators

  -  ShelBase  MCS  -  through  VARs,  system  integrators  and  direct

  -  ShelBase  Web  -  has  three  versions,  the distribution channels will be:

        -  ShelBase  Web  Lit  -  direct  (website,  exhibitions  etc)

        -  ShelBase  Web  Seats  -  through  VARs,  system  integrators

ShelBase  Web  App  -  directly

Trademarks

     We  do  not  have  any  trademarks.

Government  Approval  And  Regulations

     There is no need for any material government approvals of our products or services and we do not expect any existing or probable governmental regulations to materially affect our business.

Competition

     The markets for our products are relatively new, constantly evolving and intensely competitive. We expect that competition will continue to intensify in both the short and long term. Many of our current and potential competitors have longer operating histories, greater name recognition and significantly greater financial, technical and marketing resources than us. Our principal competitors in the EAI market include International Business Machines, which largely dominates the market, CrossWorlds, Tibco, Webmethods and Neon. As a result, such competitors may be able to develop products comparable or superior to us or adapt more quickly to new technologies or evolving customer requirements. Competitive factors in the markets we operate in include:

     -  the  ability  to  customize  technology  to a customer's particular use;

     -  quality  and  reliability  of  software  products;

     -  ease  of  use  and  interactive  features;

     -  cost

     -  compatibility  with  the  user's  existing  software  applications.

Environmental  Laws
     There  are  no  material  environmental  laws  which  affect  our business.

Employees

     We have eight full-time employees. Six of the employees are software engineers, one is in administration and one employee is in management. We also retain outside consultants who provide marketing and public relations services.

Description  Of  Property

     We lease our offices from an unaffiliated party for approximately $1,000 per month. We have 230 square meters. The lease has a term of one-year and is renewable yearly.

Legal  Proceedings

     None

Submission  Of  Matters  To  A  Vote  Of  Security  Holders

     None.


  MARKET  FOR  THE  COMMON  EQUITY  AND  RELATED  STOCKHOLDER  MATTERS

     The Company's Common Stock was cleared for trading on the OTC Bulletin Board under the symbol TTTT.OB on June 4, 2001. The following table sets forth the high and low bid information for the Company's Common Stock for each quarterly period from September 28, 2001 through June 30, 2002, as reported by the OTC Bulletin Board. The OTC Bulletin Board quotations reflect inter-dealer prices, are without retail markup, markdown or commission, and may not represent actual transactions.

                                        High           Low

               Fiscal 2002
               Third Quarter            $0.009         $0.008
               Second Quarter           $0.015         $0.003
               First Quarter            $0.45          $0.014

               Fiscal 2001
               Fourth Quarter           $0.25          $0.29
               Third Quarter            $0.21          $0.19
               Second Quarter           --             --
               First Quarter            --             --



     There were approximately 331 holders of record of common stock as of December 31, 2001.

     Holders of Common Stock and Series A Preferred Stock are entitled to dividends, when, as, and if declared by the Board of Directors out of funds legally available therefore. The Company has not paid any cash dividends on its stock and intends to retain earnings, if any, for the immediate future to finance the development and expansion of its business.

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                              RESULTS OF OPERATIONS

     As of June 30, 2002, we have generated limited revenues and will not generate any meaningful revenue until we fully develop our products and expand our marketing offerings. Since inception we incurred a net loss of $1,117,539. We are subject to all of the risks, expenses, delays, problems and difficulties frequently encountered in the establishment of a new business. Our independent auditors have included an explanatory paragraph in their report on our financial statements stating that the financial statements have been prepared assuming we will continue as a going concern and that our loss from operations, stockholders' deficiency and working capital deficiency raise substantial doubt about our ability to continue as a going concern.

     As of June 30, 2002, we had a cash balance of $404. In November 2001, we received subscriptions from three investors to purchase 8% Senior Subordinated Convertible Redeemable Debentures (the "Debentures") of the Company in the aggregate principal amount of $1,000,000, of which approximately $500,000 was paid as of such date and the balance may be paid to the Company provided, among other things, there has been full conversion or repayment of the initial $500,000 aggregate principal amount of the Debentures. The Debentures are due and payable on October 24, 2003. We received $7,500 of additional funds under these Debentures during the six months ended June 30, 2002. Based on such proceeds and other cash resources, we believe we have maintained our operations to date as currently conducted but such proceeds and other resources will not be sufficient to satisfy our cash requirements for the next twelve (12) months.
Therefore, we will be required to raise additional funds in the very near future. During the next few months, we will consider raising additional funds through equity or debt offerings. If successful in raising funds, we will endeavor to expand the marketing and product service offerings of Shelbase EAI and/or develop or acquire additional business operations. We do not anticipate performing significant product research and development or purchasing plant or significant equipment during the next twelve months.

                                   PROPOSAL 1

                            AMENDMENT TO CERTIFICATE
                        OF INCORPORATION TO INCREASE THE
                        AUTHORIZED SHARES OF COMMON STOCK

     At a meeting of the sole director of the Company in January 2002 the sole director adopted a resolution to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company. The Company is currently authorized to issue 40,000,000 shares of Common Stock. The Company's sole director recommends that the Company's stockholders approve an amendment (the "Amendment") to the Company's Certificate of Incorporation in the form attached hereto as Exhibit A, that would increase the authorized shares of the Company's Common Stock from 40,000,000 shares to 500,000,000 shares. Of the 40,000,000 shares of Common Stock currently authorized, 40,000,000 shares of Common Stock are issued and outstanding. If the Amendment is approved by the Company's stockholders, the second sentence of ARTICLE FOURTH of the Company's Certificate of Incorporation will read as follows:

     The total number of shares which the Corporation is authorized to issue is Five Hundred Million (500,000,000) shares, of which Four Hundred Ninety Million (490,000,000) shall be Common Stock and Ten Million (10,000,000) shall be Preferred Stock.

     The Company proposes to increase the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to the employee stock option plans, issuances upon conversion of outstanding debentures and shares of Preferred Stock which may be issued and possible future acquisitions. The Company's officers may from time to time engage in discussions with other businesses concerning the possible acquisition of such companies by the Company, in which the Company may consider issuing stock as part or all of the acquisition price. The sole director believes that an increase in the total number of shares of authorized common stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The proposed increase will also provide additional shares for corporate purposes generally.

     The Company's issuance of shares of Common Stock, including the additional shares that will be authorized if this proposed amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval, unless otherwise required by applicable laws. The authority possessed by the sole director to issue Common Stock could also potentially be used to discourage attempts to obtain control of the Company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve.

     B-Park Communications LLC was formed on August 21, 2001. On October 26, 2001, B-Park Communications changed its name to B-Park Communications, Inc. ("B-Park") and was incorporated in the State of Delaware. B-Park was formed for the sole purpose of acquiring the controlling interest of the Company and therefore B-Park had no business or operations, no properties and was not involved in any legal proceedings. The principal executive offices of both the Company and B-Park are located at 7 Tfuzot Israel, Givataim, Israel 53583 and its telephone number is 972-3-5734382. On November 9, 2001, B-Park Communications, Inc., a Delaware corporation (the "Purchaser"), pursuant to a Stock Purchase Agreement dated November 9, 2001, acquired 9,000,000 shares of Common Stock of the Company. Subsequently, pursuant to the terms and conditions of an Agreement of Merger dated November 9, 2001 (the "Merger Agreement") among the Company, TTTTickets Acquisition Corp., a Delaware company and a wholly-owned subsidiary of the Company (the "Subsidiary") and the Purchaser, the Company exchanged with the stockholders of the Purchaser 9,000,000 shares (the "Shares") of Common Stock of the Company in return for one hundred percent (100%) of the issued and outstanding shares of common stock, par value $0.001 per share, of the Purchaser. In connection with the transactions contemplated by the Merger Agreement, the Purchaser entered into a separate agreement with Halter Financial Group, Inc. ("HFG"), a corporation that assisted in consummating the transactions contemplated by the Merger Agreement. Pursuant to the agreement with HFG, the Purchaser paid an aggregate of $350,000 (the "Fee") as payment of fees to HFG. During the period from August 21, 2001 through November 9, 2001, the Company and B-Park, with the assistance of HFG, negotiated the terms of the Merger Agreement. The Fee was funded from the issuance of 8% Series SPA Senior Subordinated Convertible Redeemable Debentures by the Company to RCG, LLC, RIM CG, LLC and RIM Capital Holdings LLC.

     Pursuant to the Merger Agreement, the Purchaser acquired approximately 89% of the Company's issued and outstanding shares of Common Stock, and the Purchaser merged into the Subsidiary. Simultaneously with the closing of the Merger Agreement, the sole director of the Company resigned and the current director of the Purchaser was appointed as the sole member of the board of directors of the Company. The reason for transactions consummated pursuant to the Stock Purchase Agreement and the Merger Agreement was to provide the securityholders of B-Park and the Company with publicly traded stock. The transaction was structured as a tax free reorganization and thus the Company believes that there are no material federal income tax consequences as a result of the transaction.

     The Stock Purchase Agreement and subsequent Merger Agreement effected a change in control and was accounted for as a "reverse acquisition" whereby B-Park was the accounting acquiror for financial statement purposes. No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Stock Purchase Agreement or the Merger Agreement or any transactions contemplated thereby. No report, opinion or appraisal materially relating to the Stock Purchase Agreement or the Merger Agreement or any transactions contemplated thereby was received from an outside party. There are no material federal income tax consequence for the Company's securityholders due to the transaction.

     There have been no material changes in the company's affairs that have occurred since the end of the last fiscal year that have not been described in a report on Form 10-QSB or Form 8-K filed under the Exchange Act. Since the operations of B-Park from its inception are included in the Company's historical financial statements, and since the Company prior to the closing of the Merger Agreement was principally a shell corporation with minimal business or operations, the Company has no pro forma selected financial data and pro forma information.

REQUIRED  VOTE

     The sole director believes that, as proposed, the approval of the amendment is in the best interests of the stockholders of the Company. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock of the Company.

THE SOLE DIRECTOR RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK.

                                   PROPOSAL 2

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                   TO CHANGE ITS NAME TO "SHELRON GROUP INC."

     The sole director has approved, subject to stockholder approval, the Amendment in the form attached hereto as Exhibit A changing the Company's name to "Shelron Group Inc."

     The Company no longer operates in the business of creating a secondary marketplace for individuals to buy and sell event tickets on the Internet, to which the Company's former name is strongly associated. The Company has determined to change its name to reflect the fact that the current generic operations of the Company, and the generic operations of those businesses into which the Company may enter in the future are and will be conducted under the name "Shelron."

     Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the Amendment, all new stock certificates issued by the Company will be overprinted with the Company's new name.

     The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock and Series A Preferred Stock, voting together as a single class, is required for the approval of this proposal.

THE SOLE DIRECTOR RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "SHELRON GROUP INC."
                              STOCKHOLDER PROPOSALS

     Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws state that for a proposal to be timely in connection with an annual meeting of stockholders, certain items shall be delivered to or mailed and received at the principal executive offices of the Company not less than 90 nor no more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year's annual meeting was held. Such items are: (i) notice of the proposal; (ii) the text of the proposed alteration, amendment or repeal, if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws;
(iii) evidence reasonably satisfactory to the Corporation of such stockholder's status as such and the number of shares of each class of capital stock of the Corporation of which such stockholder is the beneficial owner; (iv) a list of names and addresses of other beneficial owners of shares of the capital stock of the Corporation, if any, with whom such stockholder is acting in concert, and the number of shares of each class of capital stock of the Corporation beneficially owned by each such beneficial owner; and (v) an opinion of counsel, which counsel and the form and substance of which opinion shall be reasonably satisfactory to the Board of Directors of the Corporation, to the effect that the Certificate of Incorporation or Bylaws resulting from the adoption of such proposal would not be in conflict with the laws of the State of Delaware, if such proposal relates to a proposed change to the Corporation's Certificate of Incorporation or Bylaws. Within 30 days (or such shorter period that may exist prior to the date of the meeting), the Board of Directors of the Company shall determine whether the items to be ruled upon by them are reasonably satisfactory and shall notify the stockholder in writing of its determination. For the Company's 2002 Annual Meeting of Stockholders, stockholders must submit such written notice to the President of the Company on or before October 15, 2003.

     Stockholders of the Company wishing to include proposals in the proxy material for the 2002 annual meeting of the stockholders must submit the same in writing so as to be received by the President of the Company on or before July 31, 2003. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     On December 13, 2001, the Company's independent auditor, S. W. Hatfield, CPA ("Hatfield") of Dallas, Texas, notified the Company of its decision to decline reappointment as the Company's independent auditor.

     During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the notification by Hatfield of its decision to decline reappointment, the Company had no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following going concern qualification: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern and are discussed in Note A. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."
                                       16

                              FINANCIAL STATEMENTS

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES

                          (A DEVELOPMENT STAGE COMPANY)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                             ______________________

INDEPENDENT  AUDITOR'S  REPORT . . . . . . . . . . . . . . . . . . . . . . . F-2

DECEMBER  31,  2001  CONSOLIDATED  FINANCIAL  STATEMENTS:

     Balance  Sheet.  .  .  .  .  .  .  .  .  .  .  .  . . . . . . . . . . . F-3
     Statement  of  Operations.  . . . . . . . . . . . . . . . . . . . . . . F-4
     Statement  of Stockholders' Deficiency. . . . . . . . . . .  .  .  . .  F-5
     Statement  of  Cash  Flows. . . . . . . . . . . . . . . . . . . . . . . F-6
     Notes  to  Consolidated  Financial  Statements. . . . . . . . . . . . . F-7

JUNE  30,  2002  CONSOLIDATED  FINANCIAL  STATEMENTS:

     Consolidated  Balance  Sheet  as  of  December  31,  2001 and
     June 30, 2002 (unaudited).  .  .  .  .  .  .  .  . . . . . . . . . . . F-12

     Consolidated  Statement  of  Operations (unaudited) - for the three and six month periods ended June 30, 2002 and the
     period from August 21, 2001 (date of  inception) through
     June 30, 2002. . . . . . . . . . . . . . . . . . . . . . . .  .  .  .  F-13

     Consolidated  Statement  of  Stockholders'  Deficiency. . . . . . . .  F-14

     Consolidated Statement of Cash Flows (unaudited) - for the six months ended June  30,  2002  and  the  period  from
     August 21, 2001 (date of inception) through  June  30,  2002 . . . . . F-16

     Notes to Consolidated Financial Statements . . . . . . . . . . . . . . F-17

                          INDEPENDENT AUDITOR'S REPORT

To  the  Board  of  Directors  and  Shareholders  of  TTTTickets  Holding  Corp.

We have audited the accompanying consolidated balance sheet of TTTTickets Holding Corp. and Subsidiaries (a development stage company) as of December 31, 2001, and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the period from August 21, 2001 (date of inception) through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of TTTTickets Holding Corp. and Subsidiaries as of December 31, 2001 and the results of their operations and their cash flows for the period from August 21, 2001 (date of inception) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred a loss from operations, has a stockholders' deficiency and working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

GOLDSTEIN  GOLUB  KESSLER  LLP

New  York,  New  York

April  15,  2002

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEET

DECEMBER  31,  2001
--------------------------------------------------------------------------------
ASSETS
Current Assets:
   Cash                                                              $     512
   Due from stockholder                                                  4,000
--------------------------------------------------------------------------------
       TOTAL CURRENT ASSETS                                              4,512

Deferred finance costs                                                  13,600
Deferred tax asset - net of valuation allowance of $169,000
--------------------------------------------------------------------------------
       TOTAL ASSETS                                                   $ 18,112
================================================================================
LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities:
   Accrued expenses                                                   $ 33,083
   Note payable                                                         30,000
   Debentures payable                                                  260,250
--------------------------------------------------------------------------------
       TOTAL LIABILITIES                                               323,333
--------------------------------------------------------------------------------
Commitments
Stockholders' Deficiency:
   Series A Preferred Stock - $.001 par value, 10,000,000 shares
       authorized, 1,000,000 shares issued and outstanding               1,000
   Common stock - $.001 per share par value; authorized 40,000,000      11,667
       shares, issued 20,666,990 shares and outstanding 11,666,990 shares
   Additional paid-in capital                                          437,053
   Deficit accumulated during the development stage                   (754,941)
--------------------------------------------------------------------------------
       STOCKHOLDERS' DEFICIENCY                                       (305,221)
--------------------------------------------------------------------------------
       TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                 $ 18,112
================================================================================




The accompanying notes and independent auditor's report should be read in conjunction with the financial statements

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENT OF OPERATIONS
                          ----------------------------

        FOR THE PERIOD FROM AUGUST 21, 2001 (DATE OF INCEPTION) THROUGH
                                DECEMBER 31, 2001

Operating expenses:

   Consulting fees                                  $   351,000
   Salaries                                              63,500
   Legal                                                 47,000
   Other                                                 21,465
   Rent                                                   4,000
   Amortization of deferred finance costs                 1,400
   Interest expense net of interest income of $177      266,576
-------------------------------------------------------------------
Net loss                                            $  (754,941)
===================================================================
Net loss per common share - basic and diluted       $     (0.07)
===================================================================
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING        10,212,444
===================================================================


The accompanying notes and independent auditor's report should be read in conjunction with the financial statements

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

               CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY

        FOR THE PERIOD FROM AUGUST 21, 2001 (DATE OF INCEPTION) THROUGH
                                DECEMBER 31, 2001




                                 Preferred Stock        Common Stock        Additional
                                Number of            Number of               Paid-in         Accumulated      Stockholders'
                                 Shares      Amount    Shares      Amount     Capital           Deficit         Deficiency

Stockholders equity of                                10,066,990  $10,067    $10,729          $(20,796)                  -
  TTTTickets Holding Corp.
  on date of merger

Adjustment upon merger with
  B-Park Communications, Inc.                                                (20,796)           20,796                   -

Beneficial conversion feature
  in connection with issuance
  of Debentures                                                              214,285                              $214,285

Conversion of Debentures to
  common stock                                         1,600,000    1,600     (1,440)                                  160

Shares placed in escrow as
  security for Debentures                              9,000,000        -

Issuance of Series A Preferred  1,000,000    $1,000                                                                  1,000
 Stock

Beneficial conversion on                                                      234,275                              234,275
  conversion of Debentures to
  common stock

Net loss                                                                                      (754,941)           (754,941)
-----------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2001    1,000,000    $1,000   20,666,990  $11,667   $437,053         $(754,941)          $(305,221)

=============================================================================================================================



    The accompanying notes and independent auditor's report should be read in conjunction with the financial statements

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENT OF CASH FLOWS
             FOR THE PERIOD FROM AUGUST 21, 2001 (DATE OF INCEPTION)
                            THROUGH DECEMBER 31, 2001



Cash flows from operating activities:
  Net loss                                                                       $(754,941)
  Adjustments to reconcile net loss to net cash used in operating activities:
     Consulting fees financed through note payable                                  30,000
     Non-cash consulting fee                                                         1,000
     Amortization of original issue discount and beneficial conversion feature     258,970
     Amortization of deferred finance costs                                          1,400
     Changes in operating assets and liabilities:
           Increase in accrued expenses                                             33,083
------------------------------------------------------------------------------------------
              NET CASH USED IN OPERATING ACTIVITIES                               (430,488)
------------------------------------------------------------------------------------------
Cash flows from investing activity -
     Increase in due from stockholder                                               (4,000)
------------------------------------------------------------------------------------------
Cash flows from financing activities:
     Proceeds from issuance of debentures                                          450,000
     Payment of deferred finance fees                                              (15,000)
------------------------------------------------------------------------------------------
                NET CASH PROVIDED BY FINANCING ACTIVITIES                          435,000
------------------------------------------------------------------------------------------
Net increase in cash and cash at end of period                                   $     512
==========================================================================================
Supplemental schedule of non-cash financing activities:

    Consulting fees financed through note payable                                $  30,000
==========================================================================================
    Consulting fee paid in exchange for Series A Preferred Stock issuance        $   1,000
==========================================================================================
    Conversion of debentures to common stock                                     $     160
==========================================================================================



The accompanying notes and independent auditor's report should be read in conjunction with the financial statements

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001




1. BUSINESS ORGANIZATION      B-Park Communications LLC was formed on August 21,
ACTIVITIES AND SUMMARY OF     2001. On October 26, 2001, B-Park Communications
SIGNIFICANT ACCOUNTING        LLC changed its name to B-Park Communications Inc.
POLICIES                      ("B-Park") and was incorporated in the State of
                              Delaware. B-Park was formed for the sole purpose of acquiring the controlling interest in TTTTickets Holding Corp., ("TTTTickets").
                              TTTTickets was incorporated under the laws of the State of Massachusetts on June 6, 1987 as
                              Professional Brushes, Inc.

                              On November 9, 2001, B-Park, pursuant to a Stock Purchase Agreement, acquired 9,000,000 shares of common stock of TTTTickets from the controlling shareholder for $20,000, which is included in other operating expenses on the accompanying Consolidated Statement of Operations. TTTTickets formed a wholly-owned subsidiary, TTTTickets Acquisition Corp., a Delaware corporation ("Acquisition Corp."). Subsequently, pursuant to an Agreement of Merger dated November 9, 2001 (the "Merger Agreement"), B-Park was merged into Acquisition Corp. and Acquisition Corp. became the surviving corporation. The transaction was effected by the stockholders of B-Park exchanging all of the outstanding shares of B-Park for 9,000,000 shares of common stock of TTTTickets. Simultaneously with the closing of the Merger Agreement, the sole director of TTTTickets resigned and the director of B-Park was appointed the sole member of the board of directors of the TTTTickets. The Stock Purchase Agreement and subsequent Merger Agreement effected a change in control. Since TTTTickets was essentially a shell corporation, and since the shareholder of B-Park became a controlling shareholder and the sole director, these transactions were accounted for as a capital transaction accompanied by a recapitalization. The accounting was similar to a "reverse acquisition," except that no goodwill was recorded, with B-Park being the accounting acquiror for financial statement purposes. Accordingly, the financial statements include the historical results of operations of B-Park for the period from its inception to December 31, 2001, and for TTTTickets subsequent to the November 9, 2001 transaction date.

                              The accompanying consolidated financial statements include the accounts of TTTTickets Holding Corp. and its wholly owned subsidiaries ("the Company"). All significant intercompany transactions have been eliminated. The Company is controlled by Hull Services, Inc ("Hull"), (see Note 6).

                              The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying consolidated financial statements, the Company has incurred a loss of $754,941 for the period ended December 31, 2001, and has a stockholders' deficiency and negative working capital at December 31, 2001 which raises substantial doubt about the Company's ability to continue as a going concern. Management of the Company has stated that the Company intends to raise funds through the issuance of additional debentures.

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

                              The Company maintains cash in bank accounts which may, at times, exceed federally insured limits. The Company has not experienced any loss on these accounts.

                              Costs in the amount of $15,000 incurred in connection with obtaining the borrowings described in Note 5, have been deferred and are being amortized, over the term of the related borrowing, by the straight-line method. Accumulated amortization at December 31, 2001 is approximately $1,400.

                              Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

                              Basic earning (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per share gives effect to dilutive options, warrants and other potential common stock outstanding during the period. Potential common stock has not been included in the computation of diluted loss per share, as the effect would be antidilutive.

                              The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates by management. Actual results could differ from those estimates.

                              The Company elected to measure compensation cost using Accounting Principles Board ("APB") Opinion No. 25 as is permitted by Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting For Stock-Based Compensation, and has elected to comply with other provisions and the disclosure-only requirements of SFAS No. 123.

                              In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141 "Business Combinations". SFAS No. 141 is effective for purchase business combinations for which the date of acquisition is July 1, 2001 or later. The adoption of SFAS No. 141 did not have a material effect on the Company's financial position or results of operations.

                              Also in June 2001, the FASB issued SFAS No. 142 "Goodwill and Other Intangible Assets". SFAS No. 142 eliminates the amortization of goodwill and certain other intangible assets, and instead requires a test for impairment at least annually. Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. DUE FROM STOCKHOLDER:      The amount due from the principal stockholder is
                              due in November 2002

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001



                              and bears interest at a rate of 4% per annum. Due to the short-term nature of the receivable, the fair value is not materially different from its carrying value.

3. ACCRUED EXPENSES           Accrued expenses at December 31, 2001 consist of:

                                      Legal                 $20,000
                                      Interest                7,783
                                      Rent                    4,000
                                      Other                   1,300
                                      -----------------------------
                                                            $33,083
                                      =============================


4. NOTE PAYABLE               The note payable is due to Halter Financial Group,
                              Inc. ("Halter"), a stockholder of the Company, and is due May 9, 2002. Interest accrues at a rate of 6-1/2% per annum and is due upon the payment of the principal balance.

                              Due to the short-term nature of the note payable, the fair value of the note is not materially different from its carrying value.

                              Included in consulting fees on the accompanying consolidated statement of operations is $350,000 relating to Halter.

5. DEBENTURE PAYABLE:         On October 24, 2001, B-Park issued Series A Senior
                              Subordinated Convertible Redeemable Debentures
                              (the "Debentures") to RCG, LLC, RIM CG, LLC and
                              RIM Capital Holdings LLC (together, the "holders") in the aggregate face amount of $500,000 at 90% of their face amount, or $450,000 in cash. These
                              Debentures were assigned to TTTTickets upon the merger described in Note 1. The debentures are due on October 24, 2003 and bear interest at a rate of 8% per annum. Each holder of the Debentures is entitled, at any time, to convert all or any amount over $5,000 of the principal face amount of the Debentures then outstanding to common stock of the Company at a conversion price for each share equal to 70% of the lowest closing bid price of the common stock as reported on the exchange over which the Company reports. The beneficial conversion feature of this issuance, amounting to $214,285, has been recorded as a discount on the Debentures, with a corresponding increase to additional paid-in capital. This discount, as well as the $50,000 discount upon issuance, are being amortized to interest expense over the term of the debt.

                              At any time after 90 days after the initial issuance of the Debentures, the Company has the option redeem the Debentures prior to maturity at 130% of the principal amount, in full, to the extent that the Debentures have not been converted.

                              Under a Stock Pledge and Security Agreement, the Debenture holders

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


                              Under a Stock Pledge and Security Agreement, the Debenture holders have been issued 9,000,000 shares of the Company, which are being held in escrow as security for the Debenture (the "Security Shares"). The Security Shares are presented as issued but not outstanding at December 31, 2001, and have not been included in weighted shares outstanding for the computation of net loss per common share. In addition, the Company has placed into escrow 9,000,000 shares of its common stock owned by certain stockholders, including the principal stockholder of the Company, (the "Insider Shares") and the 1,000,000 shares of Series A Preferred Stock described in
                              Note 6 below.

                              As of December 31, 2001, the holders of the Debentures had converted $160 of the Debentures into 1,600,000 common shares. This resulted in an additional beneficial conversion of $235,715, which was charged to interest expense during the period.

                              The Debentures are subject to certain events of default under which the Debentures would become immediately due and payable and under which the holders of the Debentures would have the right to take possession and ownership of the Security Shares, the Insider Shares and the Series A Preferred Shares. One event of default would be if the Company should fail to repay at least 50% of the face amount of the Debentures or if the holders are unable to convert the principal amount of the Debentures equal to 50%, within seven months from the date of their issuance. The Company does not have the funds to repay the 50% of the Debentures by this date. In addition, under the Stock Pledge and Security Agreement, the Company is obligated to increase its authorized number of shares of common stock to 500,000,000. Failure to effectuate this increase will also constitute an effect of default. Accordingly, the Debentures are presented as current liabilities on the accompanying consolidated balance sheet.

                              Based on the borrowing rates currently available to the Company for loans with similar terms and maturities, the fair value of the Debentures approximates the carrying amount.

 6. PREFERRED STOCK           On November 8, 2001, the Company filed a
                              Certificate of Designation with the State of Delaware to provide for the issuance of one series of Preferred Stock (the "Series A Preferred
                              Stock") consisting of 1,000,000 shares. All of these shares were issued to Hull, a company owned by the principal stockholder of the Company. The holder of Series A Preferred Stock is entitled to an aggregate of votes representing 52% of the total shares entitled to vote by all holders of the then outstanding shares of common stock and Series A Preferred Stock combined. The holder of the Series A Preferred Stock is entitled to vote along with the holders of common stock as one class on all matters for which the stockholders of the Company shall vote.

                              Each share of the Series A Preferred Stock shall be convertible at the option of Hull into a share of common stock fifteen to thirty days after a demand notice by Hull. In addition, if all or substantially all of the Company's assets or outstanding shares of the Company are sold, the shares of Series A Preferred Stock automatically convert to common stock.

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001



                              shares of Series A Preferred Stock automatically convert to common stock.

7. COMMITMENTS                The Company leases office space under a
                              noncancelable operating lease expiring in October
                              2002. Rent expense under this lease amounted to $4,000 for the period ended December 31, 2001 and the Company's commitment under this lease for the year ending December 31, 2002 is $10,000.

8. INCOME TAXES               The provision for income taxes for the year ended
                              December 31, 2001 differs from the amount computed using the federal statutory rate of 34% as a result of the following:


                              Tax benefit at federal statutory rate        (34)%
                              Increase in deferred tax asset
                                valuation allowance                         34
                              --------------------------------------------------
                              NET TAX BENEFIT RATE                           - %
                              ==================================================


                              The company has a net operating loss carryforward of approximately $496,000 available to offset future taxable income through 2021. The Company expects to file consolidated income tax returns.

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (a development stage company)
                           CONSOLIDATED BALANCE SHEET



                                                              JUNE 30, 2002        DECEMBER 31, 2001
                                                               (unaudited)
ASSETS

Current Assets:
Cash                                                          $          404       $            512
Accounts receivable                                                    1,260
Due from stockholder                                                   3,910                  4,000
----------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                   5,574                  4,512

  Property and equipment, net of accumulated depreciation of
    $456                                                               5,021
  Deferred finance costs net of accumulated amortization of
    $5,125 and $1,400, respectively                                    9,875                 13,600
  Deferred tax asset - net of valuation allowance of $259,000 and $169,000 respectively
----------------------------------------------------------------------------------------------------
Total Assets                                                  $       20,470       $         18,112
====================================================================================================
LIABILITIES AND STOCKHOLDERS DEFICIENCYS

Current Liabilities:
  Accrued expenses                                            $      107,197       $         33,083
  Note payable                                                        30,000                 30,000
  Debentures payable                                                 282,846                260,250
  Stock subscription payable                                          23,000
----------------------------------------------------------------------------------------------------
Total Liabilities                                                    443,043                323,333
----------------------------------------------------------------------------------------------------
Commitments

Stockholders' Deficiency:
  Series A Preferred Stock - $.001 par value, 10,000,000
    shares authorized, 1,000,000 shares issued and outstanding        1,000                   1,000
  Common stock - $.001 per share par value; authorized
    40,000,000 shares, issued 40,000,000 and 20,666,990
    shares respectively and outstanding 31,000,000 and
    11,666,990 shares respectively                                   31,000                  11,667
Additional paid-in capital                                          662,966                 437,053
Deficit accumulated during the development stage                 (1,117,539)               (754,941)
----------------------------------------------------------------------------------------------------
Stockholders' deficiency                                           (422,573)               (305,221)
----------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Deficiency                $       20,470       $         18,112
====================================================================================================


See notes to consolidated financial statements

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (a development stage company)
                      CONSOLIDATED STATEMENT OF OPERATIONS



                                                                                                For the period from
                                                                                              August 21, 2001 (date of
                                         For the three months     For the six months          inception) through June
                                         ended June 30, 2002      ended June 30, 2002               30, 2002
------------------------------------------------------------------------------------------------------------------------
                                             (unaudited)              (unaudited)                  (unaudited)

Revenues                                                  $-                   $4,288                           $4,288
Operating expenses:
Consulting fees                                       (1,560)                (183,060)                        (534,060)
Salaries                                             (14,860)                 (14,860)                         (78,360)
Professional fees                                    (49,358)                 (59,923)                        (106,923)
Other                                                 (3,808)                  (4,310)                         (25,775)
Rent                                                  (3,000)                  (6,000)                         (10,000)
Amortization of deferred finance costs                (1,875)                  (3,725)                          (5,125)
Depreciation                                            (456)                    (456)                            (456)
Interest expense                                     (42,403)                 (94,552)                        (361,128)
------------------------------------------------------------------------------------------------------------------------
Total expenses                                      (117,320)                (366,886)                      (1,121,827)
------------------------------------------------------------------------------------------------------------------------
Net loss                                           $(117,320)               $(362,598)                     $(1,117,539)
========================================================================================================================

Net loss per common share - basic and
 diluted                                              $(0.00)                  $(0.02)                     $     (0.06)
========================================================================================================================
Weighted average number of shares
 outstanding                                      30,072,293               23,067,556                       17,651,342
========================================================================================================================


See  notes  to  consolidated  financial  statements

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (a development stage company)
               CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY



                                                 Preferred Stock        Common Stock                     Deficit
                                                ----------------- ---------------------                Accumulated
                                                    Number of             Number of      Additional    During the
                                                                                          Paid-in      Development  Stockholders'
                                                 Shares    Amount     Shares    Amount    Capital        Stage       Deficiency

Stockholders equity of                                              10,066,990  $10,067   $10,729      $(20,796)              -
 TTTTickets Holding Corp. on
 date of merger

Adjustment upon merger with B                                                             (20,796)       20,796               -
Park Communications, Inc.

Beneficial conversion feature in                                                         $214,285
connection with issuance of
 Debentures

Conversion of Debentures to                                          1,600,000    1,600    (1,440)                          160
Common stock

Shares placed in escrow as                                           9,000,000
  security for Debentures

Issuance of Series A Preferred                   1,000,000 $1,000                                                        $1,000
Stock

Beneficial conversion on                                                                  234,275                       234,275
  conversion of Debentures to
  common stock

Net loss                                                                                               (754,941)       (754,941)
---------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2001                     1,000,000 $1,000    20,666,990 $11,667   $437,053    $(754,941)      $(305,221)

Unaudited:

Conversion of Debentures to common stock:
  February 22, 2002                                                   1,648,352   1,648     13,352                       15,000

  February 25, 2002                                                   1,111,111   1,111      8,889                       10,000

  February 27, 2002                                                   1,647,771   1,648     13,352                       15,000

  March 21, 2002                                                      1,428,571   1,429     13,571                       15,000

  April 25, 2002                                                      1,831,708   1,831      3,169                        5,000

Issuance of shares for consulting fees:
  February 5, 2002                                                    2,250,000   2,250     40,500                       42,750

  March 11, 2002                                                      3,750,000   3,750     60,000                       63,750

  March 26, 2002                                                      3,000,000   3,000     42,000                       45,000

  April 9, 2002                                                       2,000,000   2,000     28,000                       30,000

  May 15, 2002                                                          400,000     400      1,160                        1,560

  Accrued interest on Debentures paid through the
   issuance of common shares                                            265,497     266      1,920                        2,186

Net loss                                                                                               (362,598)       (362,598)

                                      F-14

---------------------------------------------------------------------------------------------------------------------------------
Balance at June 30, 2002                         1,000,000 $1,000    40,000,000 $31,000   $662,966  $(1,117,539)      $(422,573)
=================================================================================================================================


     See  notes  to  consolidated  financial  statements

                    TTTTICKETS HOLDING CORP. AND SUBSIDIARIES
                          (a development stage company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                                                          For the period from
                                                                                                         August 21, 2001 (date
                                                            For the six months ended                     of inception) through
                                                                 June 30, 2002                                June 30, 2002
                                                            ----------------------------------------------------------------------
                                                                                          (unaudited)

Cash flows from operating activities:
  Net loss                                                        $(362,598)                                  $(1,117,539)
Adjustments to reconcile net loss to net cash used in
operating activities:
    Consulting fees financed through note payable                                                                  30,000
    Non-cash consulting fees                                        183,060                                       184,060
    Amortization of original issue discount and beneficial
      conversion feature                                             75,096                                       334,066
    Amortization of deferred finance costs                            3,725                                         5,125
    Depreciation                                                        456                                           456
    Changes in operating assets and liabilities:
      Increase in accounts receivable                                (1,260)                                       (1,260)
      Increase in accrued expenses                                   76,300                                       109,383
----------------------------------------------------------------------------------------------------------------------------------
    Net cash used in operating activities                           (25,221)                                     (455,709)
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
    Increase in due from stockholder                                                                               (4,000)
    Purchases of property and equipment                              (5,477)                                       (5,477)
    Payments from stockholder                                            90                                            90
----------------------------------------------------------------------------------------------------------------------------------
    Net cash used in investing activities                            (5,387)                                       (9,387)
----------------------------------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
    Proceeds from issuance of debenture                               7,500                                       457,500
    Cash received on stock subscription                              23,000                                        23,000
    Payment of deferred finance fees                                                                              (15,000)
----------------------------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                        30,500                                       465,500
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                        (108)                                          404
Cash at beginning of period                                             512
----------------------------------------------------------------------------------------------------------------------------------
Cash at end of period                                                  $404                                          $404
==================================================================================================================================
Supplemental schedule of non-cash financing activities:

Consulting fees financed through note payable                                                                     $30,000
==================================================================================================================================
Consulting fee paid in exchange for Series A Preferred
Stock issuance                                                       $1,000
==================================================================================================================================
Conversion of debentures into common stock                          $60,000                                       $60,160
==================================================================================================================================
Accrued interest paid through the issuance of common stock           $2,186                                        $2,186
==================================================================================================================================
Consulting fees paid through the issuance of equity                $183,060                                      $184,060
==================================================================================================================================

See  notes  to  consolidated  financial  statements

NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS

(Unaudited)

1. The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying consolidated financial statements, the Company has incurred a loss since inception of $1,117,539, and has a stockholders' deficiency and negative working capital at June 30, 2002 which raises substantial doubt about the Company's ability to continue as a going concern. Management of the Company has stated that the Company intends to raise funds through the issuance of additional debentures.

2. The consolidated balance sheet as of June 30, 2002, the consolidated statements of operations for the three and six months ended June 30, 2002, the consolidated statements of stockholders equity and cash flows for the six months ended June 30, 2002, and the consolidated statements of operations and cash flows for the period from August 21, 2001 (date of inception) to June 30, 2002 have been prepared by the Company and are unaudited. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the financial position at June 30, 2002 and the results of operations; changes in stockholders' equity and cash flows for the three and six months ended June 30, 2002 and the period from inception to June 30, 2002 have been made.

3. See the Company's Annual Report on Form 10-KSB for the period ended December 31, 2001 for additional disclosures relating to the Company's consolidated financial statements.


4. The Company's revenue consists of computer consulting services. The Company recognized the revenue when the services were performed and the related consulting projects were completed.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     As of June 30, 2002, we have generated limited revenues and will not generate any meaningful revenue until we fully develop our products and expand our marketing offerings. Since inception we incurred a net loss of $1,117,539. We are subject to all of the risks, expenses, delays, problems and difficulties frequently encountered in the establishment of a new business. Our independent auditors have included an explanatory paragraph in their report on our financial statements for the year ended December 31, 2001 stating that the financial statements have been prepared assuming we will continue as a going concern and that our loss from operations, stockholders' deficiency and working capital deficiency raise substantial doubt about our ability to continue as a going concern.

As of June 30, 2002, we had a cash balance of $404. In November 2001, we received subscriptions from three investors to purchase 8% Senior Subordinated Convertible Redeemable Debentures (the "Debentures") of the Company in the aggregate principal amount of $1,000,000, of which approximately $500,000 was paid as of such date and the balance may be paid to the Company provided, among other things, there has been full conversion or repayment of the initial $500,000 aggregate principal amount of the Debentures. The Debentures are due and payable on October 24, 2003. We received $7,500 of additional funds under these Debentures during the six months ended June 30, 2002. Based on such proceeds and other cash resources, we believe we have maintained our operations to date as currently conducted but such proceeds and other resources will not be sufficient to satisfy our cash requirements for the next twelve (12) months. Therefore, we will be required to raise additional funds in the very near future. During the next few months, we will consider raising additional funds through equity or debt offerings. If successful in raising funds, we will endeavor to expand the marketing and product service offerings of Shelbase EAI and/or develop or acquire additional business operations. We do not anticipate performing significant product research and development or purchasing plant or significant equipment during the next twelve months.

Critical  Accounting  Estimate

     We have recorded a full valuation allowance against our deferred tax asset, amounting to $259,000 at June 30, 2002. This valuation allowance was recorded by the Company in recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived.

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                                  OTHER MATTERS

     The sole director does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions dealing with the conduct of the Meeting.

                                           By  Order  of  the  Sole  Director


                                           ELIRON  YARON
                                           President
Dated:  November 19,  2002


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                                      PROXY
                             THIS PROXY IS SOLICITED
                         ON BEHALF OF THE SOLE DIRECTOR
                            TTTTICKETS HOLDING CORP.
                                 7 TFUZOT ISRAEL
                             GIVATAIM, ISRAEL 53583


     The undersigned hereby appoints Eliron Yaron as Proxy with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of TTTTickets Holding Corp. held of record by the undersigned on November __, 2002 at the Special Meeting of Stockholders to be held on December __, 2002 or any adjournment thereof.

     1. Approval of Amendment to Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock.

                        FOR [ ]    AGAINST [ ]     ABSTAIN [ ]

     2. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Shelron Group Inc.

                        FOR [ ]    AGAINST [ ]     ABSTAIN [ ]

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1 and 2 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                       Dated        ,  2002

                                       ____________________________________
                                                   Signature(s)

(Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title of a partnership, please sign in partnership name by authorized person.)

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